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                                  Exhibit 10.9


                                 July 23, 1997

United States Securities and Exchange Commission
Division of Corporation Finance
450 Fifth Street, N.W.
Mail Stop 7-8
Washington, D.C.  20549

Attention: Mr. Brian Cascio

          Re:  The A Consulting Team, Inc. (the "Company")
               Registration Statement on Form SB-2
               Filed June 13, 1997 (File No. 333-29233)
               ----------------------------------------

Ladies and Gentlemen:

          Each of the undersigned hereby acknowledges and agrees that, effective upon consummation of the offering of the Company's securities (the "Offering") pursuant to the Company's Registration Statement on Form SB-2 (File No. 333-29233), Mr. Shmuel BenTov, Chairman of the Board, Chief Executive Officer and President of the Company, will enter into a two year employment agreement (the "Employment Agreement") providing for an annual base salary of $250,000, providing that Mr. BenTov will receive no cash bonus for the fiscal year ended December 31, 1997 and providing for an annual bonus not to exceed one percent of the Company's total revenues for the fiscal year ended December 31, 1998 subject to approval by the non-employee directors of the Company's Executive Compensation Committee and further subject to the Company's meeting certain financial performance criteria as determined by the non-employee directors of the Company's Executive Compensation Committee. The undersigned each agree that following the Offering, the Company will not (i) pay a cash bonus to Mr. BenTov for 1997, (ii) increase Mr. BenTov's compensation as set forth in his Employment Agreement or (iii) otherwise amend the terms of his Employment Agreement in order to increase any component of his compensation (including base salary or bonus); except that nothing contained herein shall prevent the Company from amending the employment agreement in the event the Company is involved in a merger, consolidation, business combination, acquisition, spin-off or similar transaction.
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United States Securities and Exchange Commission
July 23, 1997
Page 2





                          ____________________________________________
                         Shmuel BenTov



                         THE A CONSULTING TEAM, INC.

                         ____________________________________________
                         Name:
                         Title: